                                                                   Exhibit 10.37
================================================================================

                      THE INDUSTRIAL DEVELOPMENT AUTHORITY
                        OF THE CITY OF SHOW LOW, ARIZONA

                                       AND

                       SNOWFLAKE WHITE MOUNTAIN POWER, LLC

                                   ----------

                                 LOAN AGREEMENT

                                   ----------

                          Dated as of September 1, 2006

================================================================================

     The interest of The Industrial Development Authority of the City of Show Low, Arizona in this Loan Agreement and all amounts receivable hereunder (except the right to receive payments, if any, under Sections 4.2(c), 5.2 and 6.3 hereof) have been assigned to J.P. Morgan Trust Company, National Association, as Trustee under the Indenture of Trust dated as of September 1, 2006 from The Industrial Development Authority of the City of Show Low, Arizona.

                                 LOAN AGREEMENT

                    (This Table of Contents is not a part of
                       this Loan Agreement and is only for
                            convenience of reference)

                                TABLE OF CONTENTS

SECTION                                    HEADING                          PAGE
-------            ------------------------------------------------------   ----
ARTICLE I          DEFINITIONS AND INTERPRETATIONS.......................      1
   Section 1.1.    Definition of Terms...................................      1
   Section 1.2.    Rules of Interpretation...............................      4

ARTICLE II         REPRESENTATIONS.......................................      4
   Section 2.1.    Representations of the Issuer.........................      4
   Section 2.2.    Representations of the Company........................      5

 ARTICLE III       CONSTRUCTION OF THE PROJECT; ISSUANCE OF THE BONDS....      6
   Section 3.1.    Agreement by the Company to Construct and Equip the
                      Project; Disclaimers by the Issuer.................      6
   Section 3.2.    Agreement to Issue Bonds; Application of Bond
                      Proceeds...........................................      6
   Section 3.3.    Disbursements from the Construction Fund..............      7
   Section 3.4.    Establishment of Completion Date; Obligation of the
                      Company to Complete................................      8
   Section 3.5.    Inspection of Project.................................      9
   Section 3.6.    Investment of Moneys in the Construction Fund, the
                      Bond Fund and the Rebate Fund......................      9
   Section 3.7.    Arbitrage Certifications..............................      9

 ARTICLE IV        LOAN OF BOND PROCEEDS; COMPANY PAYMENTS...............     10
   Section 4.1.    Loan of Bond Proceeds.................................     10
   Section 4.2.    Loan Repayments; Other Amounts Payable................     10
   Section 4.3.    No Defense or Set-Off; Unconditional Obligation.......     12
   Section 4.4.    Assignment of Issuer's Rights.........................     12

ARTICLE V          SPECIAL COVENANTS AND AGREEMENTS......................     13
   Section 5.1.    The Company to Maintain its Existence; Conditions
                      under Which Exceptions Permitted...................     13
   Section 5.2.    Release and Indemnification Covenants.................     13
   Section 5.3.    Validity and Tax Exempt Status of the Bonds...........     13
   Section 5.4.    Insurance.............................................     13
   Section 5.5.    Maintenance and Repair................................     14

   Section 5.6.    Operation of Project..................................     14
   Section 5.7.    Insurance and Condemnation Awards.....................     14
   Section 5.8.    Qualification in State................................     14
   Section 5.9.    Taxation Relating to Project..........................     14
   Section 5.10.   Recordation and Other Instruments.....................     14
   Section 5.11.   Compliance With Orders, Ordinances, Etc...............     15
   Section 5.12.   Company Option to Elect Fixed Rate....................     15
   Section 5.13.   Credit Facility.......................................     15
   Section 5.14.   Limitations on Actions and Responsibilities...........     17

ARTICLE VI         EVENTS OF DEFAULT AND REMEDIES........................     18
   Section 6.1.    Events of Default.....................................     18
   Section 6.2.    Remedies of Default...................................     19
   Section 6.3.    Agreement to Pay Attorneys' Fees and Expenses.........     20
   Section 6.4.    No Remedy Exclusive...................................     20
   Section 6.5.    No Additional Waiver Implied by One Waiver............     20
   Section 6.6.    Remedies of the Issuer................................     20

 ARTICLE VII       OPTIONAL AND MANDATORY PREPAYMENT.....................     21
   Section 7.1.    Obligation to Prepay Installments.....................     21
   Section 7.2.    Option to Prepay Installments.........................     21
   Section 7.3.    Amount of Prepayment in Certain Events................     22
   Section 7.4.    Option to Prepay Installments for Optional Redemption
                      of Bonds...........................................     23
   Section 7.5.    Notice of Prepayment..................................     23
   Section 7.6.    Redemption of Bonds With Prepayment Moneys............     23
   Section 7.7.    Company Option to Purchase in Lieu of Optional
                      Redemption.........................................     24

ARTICLE VIII       MISCELLANEOUS.........................................     24
   Section 8.1.    Notices...............................................     24
   Section 8.2.    Assignments...........................................     24
   Section 8.3.    Severability..........................................     24
   Section 8.4.    Execution of Counterparts.............................     25
   Section 8.5.    Amounts Remaining in Any Fund With the Trustee........     25
   Section 8.6.    Amendments, Changes and Modifications.................     25
   Section 8.7.    Governing Law.........................................     25
   Section 8.8.    Authorized Representatives............................     25
   Section 8.9.    Term of the Agreement.................................     25
   Section 8.10.   Binding Effect........................................     26
   Section 8.11.   References to Credit Facility Provider................     26
   Section 8.12.   References to Remarketing Agent.......................     26
   Section 8.13.   Matters to Be Considered by the Issuer................     26
   Section 8.14.   Limited Obligation....................................     26

   Section 8.15.   Issuer Not to Operate Project.........................     27
   Section 8.16.   Notice Regarding Cancellation of Contracts............     27

EXHIBIT A          DESCRIPTION OF PROJECT................................    A-l

                                 LOAN AGREEMENT

     This LOAN AGREEMENT, made and entered into as of September 1, 2006 by and between The Industrial Development Authority of the City of Show Low, Arizona, a nonprofit corporation designated as a political subdivision under the Constitution and laws of the State of Arizona (the "Issuer"), and Snowflake White Mountain Power, LLC, an Arizona limited liability company (the "Company") and a wholly-owned indirect subsidiary of NZ Legacy, LLC, an Arizona limited liability company.

                                   WITNESSETH:

     In consideration of the respective representations and agreements herein contained, the parties hereto agree as follows (provided, that in the performance of the agreements of the Issuer herein contained, any obligation it may thereby incur for the payment of money shall be a limited obligation of the Issuer, payable solely out of the proceeds derived from this Loan Agreement, the sale of the Bonds, the income from the temporary investment thereof and moneys derived from the Credit Facility, all as herein provided);

                                    ARTICLE I

                         DEFINITIONS AND INTERPRETATIONS

     SECTION 1.1. DEFINITION OF TERMS. Certain terms used in this Loan Agreement are hereinafter defined in this Section 1.1. When used herein, such terms shall have the meanings given to them by the language employed in this Article I defining such terms, and the plural includes the singular and the singular includes the plural, unless the context clearly indicates otherwise:

     "Act" means Title 35, Chapter 5, Arizona Revised Statutes, as supplemented and amended.

     "Agreement" means this Loan Agreement as from time to time supplemented and amended.

     "Authorized Company Representative" means such person at the time and from time to time designated by written certificate furnished to the Issuer, the Trustee, the Remarketing Agent and the Credit Facility Provider containing the specimen signature of such person and signed on behalf of the Company by the President, the president, any vice president, the treasurer or any assistant treasurer of the Company to act on behalf of the Company. Such certificate may designate an alternate or alternates.

     "Authorized Issuer Representative" means such person at the time and from time to time designated by written certificate furnished to the Company, the Remarketing Agent, the Credit Facility Provider and the Trustee containing the specimen signature of such person and signed on behalf of the Issuer by the President of its Board of Directors to act in behalf of the Issuer. Such certificate may designate an alternate or alternates.

     "Bond Counsel" means Chapman and Cutler LLP or such other nationally recognized municipal bond counsel of recognized expertise with respect to such matters as may be mutually satisfactory to the Issuer, the Company (so long as no event of default is then existing under Section 6.1 (a), (b), (c), (d) or (e) of this Agreement) and the Trustee.

     "Bond Fund" means the Bond Fund created and established in Section 6.2 of the Indenture.

     "Bonds" means the $39,250,000 aggregate principal amount of Solid Waste Disposal Revenue Bonds (Snowflake White Mountain Power, LLC Project) Series 2006 authorized to be issued by the Issuer pursuant to the terms and conditions of Sections 2.1 and 2.2 of the Indenture.

     "Code" means the Internal Revenue Code of 1986, as amended, together with any regulations promulgated thereunder or applicable thereto.

     "Company" means (i) Snowflake White Mountain Power, LLC, and its successors and assigns, and (ii) any surviving, resulting or transferee entity as permitted by Section 5.1 hereof.

     "Completion Date" means the date of completion of construction of the Project.

     "Construction Fund" means the Construction Fund created and established in
Section 6.6 of the Indenture.

     "Construction Period" means the period between the beginning of construction of the Project or the date on which the Bonds are first delivered to the purchasers thereof, whichever is earlier, and the Completion Date.

     "Cost of the Project" means the sum of the items authorized to be paid from the Construction Fund pursuant to the provisions of Section 3.3 hereof.

     "Event of Default" means any occurrence or event specified as such in and defined as such by Section 6.1 hereof.

     "Indenture" means the Indenture of Trust, including any indentures supplemental thereto as therein permitted, between the Issuer and the Trustee, of even date herewith, pursuant to which certain of the Issuer's interests in this Agreement are pledged as security for the payment of the principal of, and premium, if any, and interest on, the Bonds.

     "Issuer" means The Industrial Development Authority of the City of Show Low, Arizona, and any successor body to the duties or functions of the Issuer.

"Permitted Investments" means:

     (a) Direct obligations of the United States of America and Canada and obligations fully guaranteed by any agency thereof;

     (b) Direct obligations of, and obligations fully guaranteed by, any of the fifty states of the United States of America or the ten provinces of Canada rated a minimum of A1 or AA by S&P or any equivalent rating by any equivalent rating service (such rating requirement can be met by an attached letter of credit from any bank meeting the requirements stated in clause (e) below or by municipal bond insurance);

     (c) Indebtedness of any county or other local government body within the United States of America rated at least A1 or AA by S&P or any equivalent rating by any equivalent rating service (such rating requirement can be met by an attached letter of credit from any bank meeting the requirements stated in clause (e) below or by municipal bond insurance);

     (d) Indebtedness of any corporation rated Al or AA by S&P or any equivalent rating by any equivalent rating service;

     (e) Certificates of deposit, banker's acceptances, trust deposits, demand deposits, including interest bearing money market accounts, or time deposits of any commercial bank, branch or Edge Act (12 USC 611 et seq.) branch which is a member of the Federal Reserve System, including the Trustee or any of its affiliates, has a net worth of at least $100 million and whose short term bank deposits have an A prefix by Moody's or S&P or any equivalent rating by any equivalent rating service;

     (f) Repurchase agreements or reverse repurchase agreements with financial institutions whose commercial paper is Al or whose debt rating is AA, or any bank who meets the requirements as stated in clause (e) above, provided that in all cases the market value of the collateral used for such transactions must be adequate to insure safety, liquidity and preservation of capital: AAA-102%, AA-110%; and

     (g) Securities and Exchange Commission Rule 2a-7 money market funds with a net asset value of one dollar and a parent company rating of Al or better by S&P or any equivalent rating by any equivalent rating service, including, without limitation, any mutual fund for which the Trustee or an affiliate of the Trustee serves as investment manager, administrator, shareholder servicing agent, and/or custodian or subcustodian, notwithstanding that (a) the Trustee or an affiliate of the Trustee receives fees from such funds for services rendered, (b) the Trustee charges and collects fees for services rendered pursuant to the Indenture, which fees are separate from the fees received from such funds, and
(c) services performed for such funds and pursuant to this Indenture may at times duplicate those provided to such funds by the Trustee or its affiliates.

     "Plans and Specifications" means the plans and specifications prepared for the Project by the Company, as amended from time to time prior to the Completion Date, which plans and specifications are on file at the Principal Office of the Company.

     "Project" means those facilities and related property acquired, constructed and installed with proceeds from the sale of the Bonds or the proceeds of any payment by the Company pursuant to Section 3.4 of this Agreement, as more particularly described in Exhibit A hereto.

     "Project Certificate" means the Project Certificate delivered by the Company concurrently with the issuance of the Bonds.

     "Rebate Fund" means the Rebate Fund described in Section 4.2 of the Tax Agreement.

     "Tax Agreement" means the Tax Exemption Certificate and Agreement, dated the Issue Date, between and among the Issuer, the Trustee and the Company, as it may be amended in accordance with its terms, relating to the Bonds.

     "Trustee" means the Trustee and/or co-trustee at the time serving as such under the Indenture.

     Terms defined in the Indenture and used herein shall have the same meanings herein as set forth in the Indenture.

     SECTION 1.2. RULES OF INTERPRETATION. The words "hereof," "herein," "hereunder" and other words of similar import refer to this Agreement as a whole.

     Unless otherwise specified, references to Articles, Sections, and other subdivisions of this Agreement are to the designated Articles, Sections, and other subdivisions of this Agreement as originally executed.

     The headings of this Agreement are for convenience only and shall not define or limit the provisions hereof.

                                   ARTICLE II

                                 REPRESENTATIONS

     SECTION 2.1. REPRESENTATIONS OF THE ISSUER. The Issuer makes the following representations as the basis for the undertakings on its part herein contained:

          (a) The Issuer is a nonprofit corporation designated as a political subdivision under the Constitution and laws of the State. The Issuer has the power, pursuant to the provisions of the Act, to enter into the transactions contemplated by this Agreement and to carry out its obligations hereunder.

          (b) To finance a portion of the Cost of the Project, the Issuer will issue its Bonds, which will mature, bear interest and be subject to redemption as set forth in the Indenture.

          (c) The Bonds are to be issued under and secured by the Indenture, pursuant to which certain of the Issuer's interests in this Agreement will be pledged to the Trustee as security for payment of the principal of, premium, if any, and interest on the Bonds.

          (d) The Issuer has not and will not pledge or otherwise transfer its interest in this Agreement other than to the Trustee to secure the Bonds.

          (e) The Issuer has not been notified of any listing or proposed listing of it by the Internal Revenue Service as a bond issuer whose arbitrage certifications may not be relied upon.

          (f) The issuance of the Bonds for the purpose of financing the Cost of the Project will further the public purposes of the Act.

     SECTION 2.2. REPRESENTATIONS OF THE COMPANY. The Company makes the following representations as the basis for the undertakings on its part herein contained:

          (a) The Company is a limited liability company duly organized and validly existing under the laws of the State of Arizona, and has power to enter into and by proper action has been duly authorized to execute and deliver this Agreement and the Tax Agreement.

          (b) Neither the execution and delivery of this Agreement or the Tax Agreement, the consummation of the transactions contemplated hereby or thereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement and the Tax Agreement conflicts with or results in a breach of any of the terms, conditions or provisions of the Company's articles of organization or any other organizational restriction or any agreement or instrument to which the Company is now a party or by which it is bound, or (with or without the giving of notice or the lapse of time, or both) constitutes a default under any of the foregoing, or results in the creation or imposition of any lien, charge or encumbrance prohibited by the terms of any instrument or agreement to which the Company is now a party or by which it is bound.

          (c) The statements, information and descriptions contained in the Project Certificate, as of the date hereof and at the time of delivery of the Bonds, are and will be true and correct.

                                   ARTICLE III

               CONSTRUCTION OF THE PROJECT; ISSUANCE OF THE BONDS

     SECTION 3.1. AGREEMENT BY THE COMPANY TO CONSTRUCT AND EQUIP THE PROJECT; DISCLAIMERS BY THE ISSUER. The Company agrees that it will acquire or construct, or complete the acquisition and construction of, the Project in Navajo County, Arizona, substantially in accordance with the Plans and Specifications. Since the Project has been or will be acquired, constructed and equipped by the Company and by contractors and suppliers selected by the Company, THE ISSUER MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO THE MERCHANTABILITY, CONDITION OR WORKMANSHIP OF ANY PART OF THE PROJECT OR ITS SUITABILITY FOR THE COMPANY'S PURPOSES OR THE EXTENT TO WHICH PROCEEDS DERIVED FROM THE SALE OF THE BONDS WILL PAY THE COSTS TO BE INCURRED IN CONNECTION THEREWITH OR THE ACTUAL OR DESIGNED CAPACITY OF THE PROJECT, OR THE FITNESS OF THE PROJECT FOR ANY PARTICULAR PURPOSE OF THE COMPANY.

     In the event that Exhibit A hereto is to be amended or supplemented in accordance with the provisions of Section 12.1 of the Indenture, the Issuer will enter into, and will instruct the Trustee to consent to, an amendment of or supplement to Exhibit A hereto upon receipt of:

          (i) a certificate of an Authorized Company Representative describing in detail the proposed changes; and

          (ii) a copy of the proposed form of amendment or supplement to Exhibit A hereto and such other documents, certificates and showings as may be required by counsel rendering the opinion in clause (iii) of this paragraph; and

          (iii) an opinion of Bond Counsel to the effect that such amendment complies with the requirements of this Section 3.1, is in proper form for execution and delivery by the Issuer and will not adversely affect the validity of the Bonds or the exemption from federal income taxes of the interest thereon.

     SECTION 3.2. AGREEMENT TO ISSUE BONDS; APPLICATION OF BOND PROCEEDS. In order to provide funds to finance the Cost of the Project, the Issuer agrees that it will issue under the Indenture, sell and cause to be delivered to the Underwriter, the Bonds, bearing interest and maturing as set forth in the Indenture. There will be no accrued interest received upon the delivery of the Bonds, and, therefore, the Issuer will cause all of the proceeds (net of underwriting discount, if any) received from the sale of the Bonds to be deposited in the Construction Fund.

     SECTION 3.3. DISBURSEMENTS FROM THE CONSTRUCTION FUND. The Issuer hereby authorizes and directs the Trustee, upon compliance with Section 6.7 of the Indenture, to disburse the moneys in the Construction Fund to or on behalf of the Company for the following purposes (but, subject to the provisions of Sections 3.4 and 3.5 hereof, for no other purpose):

          (a) Payment to the Company of such amounts, if any, as shall be necessary to reimburse the Company in full for all advances and payments made by it at any time prior to or after the delivery of the Bonds for expenditures in connection with the preparation of the Plans and Specifications (including any preliminary study or planning of the Project or any aspect thereof) and the construction and acquisition of the Project.

          (b) Payment of the initial or acceptance fee of the Trustee, legal, financial and accounting fees and expenses, the Issuer's fees and expenses, Rating Agency fees, printing and engraving costs incurred in connection with the authorization, issuance and sale of the Bonds, the execution and filing of the Indenture and the preparation and recording or filing of all other documents in connection therewith, and payment of all fees, costs and expenses for the preparation of this Agreement, the Tax Agreement, the Indenture and all other documents in connection with the authorization, issuance and sale of the Bonds.

          (c) Payment for labor, services, materials and supplies used or furnished in the construction and acquisition of the Project, and payment of amounts due under contracts for the acquisition, construction and installation of the Project, all as provided in the plans, specifications and work orders therefor.

          (d) Payment of the fees, if any, for architectural, engineering, legal, underwriting and supervisory services with respect to the Project.

          (e) To the extent not paid by a contractor for construction or installation with respect to any part of the Project, payment of the premiums on all insurance required to be taken out and maintained during the Construction Period.

          (f) Payment of the taxes, assessments and other charges, if any, that may become payable during the Construction Period with respect to the Project, or reimbursement thereof if paid by the Company.

          (g) Payment of expenses incurred in seeking to enforce any remedy against any contractor or subcontractor in respect of any default under a contract relating to the Project.

          (h) Interest on the Bonds and payment of certain fees (as identified in the Tax Agreement) due and payable during the Construction Period.

          (i) Payment of any other costs which constitute part of the Cost of the Project in accordance with generally accepted accounting principles and which are permitted by the Act and will not affect the exemption from federal income taxes of interest on any of the Bonds.

          (j) For transfer to the Rebate Fund in order to comply with the provisions of the Tax Agreement.

     All moneys remaining in the Construction Fund after the Completion Date and after payment or provision for payment of all other items provided for in the preceding subsections (a) to (j), inclusive, of this Section, shall at the direction of the Company be used in accordance with Section 3.4 hereof.

     SECTION 3.4. ESTABLISHMENT OF COMPLETION DATE; OBLIGATION OF THE COMPANY TO COMPLETE. As soon as practicable after the completion of construction of the Project, and in any event not more than ninety (90) days thereafter, the Company shall furnish to the Trustee a certificate signed by an Authorized Company Representative stating (i) that construction of the Project has been completed substantially in accordance with the Plans and Specifications, (ii) the Completion Date, (iii) the Cost of the Project, (iv) the portion of the Cost of the Project which has then been paid and (v) the portion of the Cost of the Project which has not yet then been paid. Such certificate may state that it is given without prejudice to any rights against third parties which exist at the date of such certificate or which may subsequently come into being.

     Moneys (including investment proceeds) remaining in the Construction Fund on the date of such certificate may be used, at the direction of an Authorized Company Representative, to the extent indicated, for the payment, in accordance with the provisions of this Agreement, of any Cost of the Project not then paid as specified in the above-mentioned certificate. Any moneys (including investment proceeds) remaining in the Construction Fund on the date of the aforesaid certificate and not so set aside for the payment of such Cost of the Project shall be transferred or disbursed in accordance with Section 1.142-2 of the Regulations (as defined in the Tax Agreement) or any successor thereto. The Company acknowledges that these provisions generally require that a portion of the Bonds be redeemed, or defeased to the first call date (with appropriate notice to the Internal Revenue Service), within 90 days of the earlier of (i) the date on which the Company determines that the Project will not be completed or (ii) the date on which the Project is Placed-in-Service (as defined in the Tax Agreement).

     In the event the moneys in the Construction Fund available for payment of the Cost of the Project should not be sufficient to pay the costs thereof in full, the Company agrees to pay or to deposit in the Construction Fund moneys sufficient to pay, the costs of completing the Project as may be in excess of the moneys available therefor in the Construction Fund. The Issuer does not make any warranty, either express or implied, that the moneys which will be paid into the Construction Fund and which, under the provisions of this Agreement, will be available for payment of the Cost of the Project, will be sufficient to pay all the costs which will be incurred in that connection. The Company agrees that if after exhaustion of the moneys in the Construction Fund the Company should pay, or deposit moneys in the Construction Fund for the payment of, any portion of the Cost of the Project pursuant to the provisions of this Section, the Company shall not be entitled to any reimbursement therefor from the Issuer or from the Trustee or from the owners of any of the Bonds, nor shall the Company be entitled to any diminution of the loan repayment installments or other amounts payable under
Section 4.2 hereof.

     SECTION 3.5. INSPECTION OF PROJECT. The Company agrees that the Issuer, the Trustee and their duly authorized agents shall have the right at all reasonable times during business hours, subject to the Company's usual safety and security requirements and reasonable confidentiality agreements with respect to proprietary information, to examine and inspect the Project without interference or prejudice to the Company's operations.

     SECTION 3.6. INVESTMENT OF MONEYS IN THE CONSTRUCTION FUND, THE BOND FUND AND THE REBATE FUND. Subject to the next succeeding paragraph, any moneys held as a part of the Construction Fund, the Bond Fund or the Rebate Fund shall at the written direction (or the oral direction confirmed in writing) of an Authorized Company Representative be invested or reinvested by the Trustee as provided in Article VII of the Indenture and in the Tax Agreement, to the extent permitted by law, in Permitted Investments. Any such direction shall certify that any investment so directed to be made constitutes a Permitted Investment and that such investment is permitted to be made under the Indenture, the Tax Agreement and this Agreement. The Trustee may make any and all such investments through its own trust investment department or the trust investment department of any of its affiliates.

     Any moneys held as part of the Bond Purchase Fund or the Bond Fund-Credit Facility Account, any moneys held for the payment of a particular Bond and any moneys being held by the Trustee pursuant to clause (a)(ii) of the definition of Available Moneys in Article I of the Indenture shall only be invested by the Trustee overnight in Governmental Obligations or securities rated AAA or Aaa by each Rating Agency then rating the Bonds.

     The investments purchased pursuant to this Section 3.6 and Article VII of the Indenture shall be held by the Trustee and shall be deemed at all times a part of the Construction Fund or the Bond Fund or the Rebate Fund, and any account or subaccount of any of the foregoing, as the case may be, and the interest accruing thereon and any profit realized therefrom shall be credited to such fund, and any account or subaccount therein, and any net losses resulting from such investment shall be charged to such fund, and any account or subaccount therein.

     The Company covenants that any funds (including investment proceeds) on deposit in the Construction Fund more than three years after the date of delivery of the Bonds will not be invested to produce a yield greater than the yield on the Bonds, all as such terms are used in and determined in accordance with the regulations promulgated or proposed under relevant provisions of the Code and shall be treated as provided in the Tax Agreement.

     SECTION 3.7. ARBITRAGE CERTIFICATIONS. The Company reasonably expects, based on its knowledge, information and belief, and hereby certifies and represents to the Issuer, and the Issuer hereby certifies that it reasonably expects, based solely on the certifications and representations of the Company, that the proceeds of the Bonds will not be used in a manner that would cause the Bonds to be classified as "arbitrage bonds" under Section 148 of the Code and regulations prescribed under that Section. The Company certifies and covenants with all purchasers and owners of the Bonds from time to time outstanding that, so long as any of the

Bonds remain outstanding, moneys on deposit in any fund or account in connection with the Bonds, whether or not such moneys were derived from the proceeds of the sale of the Bonds or from any other sources, will not be used in a manner which will cause the Bonds to be "arbitrage bonds" within the meaning of the Code, and any lawful regulations promulgated or proposed thereunder.

                                   ARTICLE IV

                     LOAN OF BOND PROCEEDS; COMPANY PAYMENTS

     SECTION 4.1. LOAN OF BOND PROCEEDS. The Issuer hereby agrees, upon the terms and conditions in this Agreement, to lend to the Company the proceeds (there being no accrued interest) received by the Issuer from the sale of the Bonds.

     SECTION 4.2. LOAN REPAYMENTS; OTHER AMOUNTS PAYABLE. (a) On or before each date provided in or pursuant to the Indenture for the payment of principal of, premium, if any, and/or interest on the Bonds, including Pledged Bonds and Company Bonds, until the principal of, premium, if any, and interest on the Bonds shall have been fully paid or provision for the payment thereof shall have been made in accordance with the Indenture, the Company covenants and agrees to pay to the Trustee in federal or other immediately available funds at the Principal Office of the Trustee for deposit in the Bond Fund, as a loan repayment installment pursuant to Section 4.1 hereof, a sum equal to the amount payable on such date as principal (whether at maturity, or upon redemption or acceleration), premium, if any, and interest upon the Bonds, including Pledged Bonds and Company Bonds, as provided in the Indenture; provided, however, that the obligation of the Company to make any such payment shall be reduced by the amount of moneys on deposit in the Bond Fund on any such date and available to pay the principal of and premium, if any, and interest on the Bonds on such date (excluding moneys on deposit in the Bond Fund for the payment of past due principal of or premium, if any, or interest on Bonds in cases where Bonds have not been presented for payment or interest checks have not been cashed); provided further, that in any event the payments under this Section 4.2(a) shall at all times be sufficient to pay the principal of and premium, if any, and interest on the Bonds, and if on any date on which the payment of the principal of, or premium, if any, or interest on, Bonds is due, the Trustee shall not have sufficient moneys on deposit in the Bond Fund and available therefor to make each such payment in full, the Company shall immediately pay to the Trustee in immediately available funds an amount equal to such deficiency. Each payment made pursuant to this Section 4.2(a) shall be made during normal banking hours. In the event the Company should fail to make any of the payments required in this Section 4.2(a), the item or installment so in default shall continue as an obligation of the Company until the amount in default shall have been fully paid, and the Company agrees to pay the same with interest thereon to the extent permitted by law at the rate of interest then borne by the Bonds from the due date thereof until paid. To secure its obligation to make the payments required under this Section 4.2(a), the Company agrees to cause the Initial Credit Facility to be issued and delivered to the Trustee on or prior to the date of the delivery of the Bonds to, and payment for the Bonds by, the Underwriter. The Company may at its option supply an Alternate Credit Facility in accordance with
Section 5.13(b) hereof. The obligation of the Company to make payments under this Section 4.2(a) shall be fully or partially, as the case may be, satisfied and discharged to the extent that, at the time any such payments shall be due or owing, payment of the principal of, premium, if any, and interest on the Bonds which would have been paid with such payments shall be paid (or provision for such payment shall be made as set forth in the Indenture) with amounts received by the Trustee from
(i) moneys drawn under the Credit Facility or (ii) any other source under the Indenture so long as the amounts are available for such purpose.

     (b) The Company agrees to pay the Trustee (1) the reasonable costs and expenses of the Trustee, including reasonable attorneys' fees and expenses, incurred by the Trustee in entering into and executing the Indenture and (2) (i) an amount equal to the reasonable annual fee of the Trustee for the ordinary services of the Trustee, as trustee, rendered and its reasonable ordinary expenses incurred under the Indenture, as and when the same become due, (ii) the reasonable fees, charges and expenses of the Trustee, as paying agent, as tender agent and as bond registrar, as and when the same become due and (iii) the reasonable fees, charges and expenses (including reasonable attorneys' fees and expenses) of the Trustee for any reasonable extraordinary services rendered by it and extraordinary expenses incurred by it under the Indenture, as and when the same become due. The Company further agrees to indemnify, defend and save harmless the Trustee from any and all claims, liabilities, losses, damages, fines, penalties and expenses (including out-of pocket and incidental expenses and fees and expenses of in-house or outside counsel) ("Losses") arising out of or in connection with (i) its execution and performance of the Indenture and this Agreement, except to the extent that such Losses are due to the negligence or willful misconduct of the Trustee, or (ii) its following any instructions or other directions from the Company, except to the extent that its following any such instruction or direction is expressly forbidden by the terms of the Indenture or this Agreement. Such indemnifications are intended to and shall be enforceable by the Trustee or any of its officers, directors, agents or employees, respectively. In the event the Company should fail to make any of the payments required in this Section 4.2(b), the item or installment so in default shall continue as an obligation of the Company until the amount in default shall have been fully paid, and the Company agrees to pay the same with interest thereon to the extent permitted by law at the prime rate of the Trustee or of the largest bank with which it is affiliated, if it has no such rate, at the time of such failure from the due date thereof until paid. The Trustee's rights to immunities and protection from liability hereunder and its right to payment of its fees, expenses and indemnities shall survive its resignation or removal and the final payment or defeasance of the Bonds.

     (c) The Company also agrees to pay when due, upon written request, or to promptly reimburse the Issuer for (i) the Issuer's initial fee in the amount of $5,000, (ii) all costs incurred by the Issuer in connection with the financing of the Project, except as may be paid out of the proceeds of the Bonds, including without limitation, any necessary expenses incurred or advances reasonably made by the Board of Directors or any officer of the Issuer while engaged in the performance of their duties as such directors or officers of the Issuer, (iii) the fees and expenses of counsel to the Issuer and (iv) all publication, filing and recording fees. In the event the Company should fail to make any of the payments required in this Section 4.2(c), the item or installment so in default shall continue as an obligation of the Company until the amount in default shall have been fully paid, and the Company agrees to pay the same with interest thereon to the extent permitted by law at the rate of interest then borne by the Bonds from the due date thereof until paid.

     (d) The Company agrees to pay to the Trustee amounts sufficient and at such times as to enable the Trustee to pay the purchase price of any Bonds to be purchased pursuant to Section 4.1 or Section 4.2 of the Indenture on each purchase date of such Bonds as set forth in said Section 4.1 or Section 4.2, as the case may be. All such payments shall be made to the Trustee in lawful money of the United States of America in federal or other immediately available funds at the Principal Office of the Trustee with instructions from the Company to the Trustee to deposit such payments into the Bond Purchase Fund in accordance with the provisions of Section 6.10(iii) of the Indenture. Each payment pursuant to this Section 4.2(d) shall at all times be sufficient to pay the purchase price of any Bonds to be purchased on such date pursuant to Section 4.1 or Section 4.2 of the Indenture; provided that any amount held by the Trustee in the Bond Purchase Fund on any such date and available to pay any such purchase price pursuant to Section 6.11(b)(i) or (ii) of the Indenture shall be credited against the amount due on such date pursuant to this Section 4.2(d) to the extent available to pay the purchase price of such Bonds on such date.

     SECTION 4.3. NO DEFENSE OR SET-OFF; UNCONDITIONAL OBLIGATION. The obligations of the Company to make the payments required in Section 4.2 hereof and to perform and observe the other agreements on its part contained herein shall be absolute and unconditional, irrespective of any defense or any rights of set-off, recoupment or counterclaim it might otherwise have against the Issuer, the Trustee or the Credit Facility Provider, and the Company shall pay absolutely net during the term of this Agreement the payments to be made as prescribed in Section 4.2 and all other payments required hereunder free of any deductions and without abatement, diminution or set-off; and until such time as the principal of, premium, if any, and interest on the Bonds shall have been fully paid, or provision for the payment thereof shall have been made in accordance with the Indenture, the Company: (i) will not suspend or discontinue any payments provided for in Section 4.2 hereof; (ii) will perform and observe all of its other agreements contained in this Agreement; and (iii) except as provided in Article VII hereof, will not terminate this Agreement for any cause, including, without limiting the generality of the foregoing, destruction of or damage to the Project, commercial frustration of purpose, any change in the tax laws of the United States of America or of the State or any political subdivision of either of these, or any failure of the Issuer, the Trustee or the Credit Facility Provider to perform and observe any agreement, whether express or implied, or any duty, liability or obligation arising out of or connected with this Agreement or the Indenture, except to the extent permitted by this Agreement.

     SECTION 4.4. ASSIGNMENT OF ISSUER'S RIGHTS. As security for the payment of the Bonds, the Issuer will assign to the Trustee the Issuer's rights under this Agreement, including the right to receive payments hereunder (except the right to receive payments, if any, under Sections 4.2(c), 5.2 and 6.3 hereof), and hereby directs the Company to make said payments directly to the Trustee. The Company herewith consents to such assignment and will make such payments directly to the Trustee without defense or set-off by reason of any dispute between the Company and the Issuer, the Trustee or the Credit Facility Provider.

                                    ARTICLE V

                        SPECIAL COVENANTS AND AGREEMENTS

     SECTION 5.1. THE COMPANY TO MAINTAIN ITS EXISTENCE; CONDITIONS UNDER WHICH EXCEPTIONS PERMITTED. The Company agrees that during the term of this Agreement it will maintain its existence, will not dissolve or otherwise dispose of all or substantially all of its assets and will not consolidate with or merge into another entity or permit one or more entities to consolidate with or merge into it; provided that the Company may, without violating the agreement contained in this Section, consolidate with or merge into another entity, or permit one or more entities to consolidate with or merge into it, or sell or otherwise transfer to another entity all or substantially all of its assets as an entirety and thereafter dissolve, provided, the surviving, resulting or transferee entity, as the case may be, if it is other than the Company, (i) is qualified to do business in the State, and (ii) assumes in writing all of the obligations of the Company under this Agreement and the Tax Agreement.

     SECTION 5.2. RELEASE AND INDEMNIFICATION COVENANTS. The Company releases the Issuer (and its directors, officers, employees and agents) from and covenants and agrees that the Issuer shall not be liable for, and to indemnify and hold the Issuer (and its directors, officers, employees and agents) harmless against, any loss or damage to property or any injury to or death of any person occurring on or about or resulting from the Project or the operation thereof; including, without limiting the generality of the foregoing, all causes of action and attorneys' fees and any other expenses incurred in defending any suits or actions which may arise as a result of any of the foregoing. The Company further releases the Issuer (and its directors, officers, employees and agents) from and covenants and agrees that the Issuer (and its directors, officers, employees and agents) shall not be liable for, and to indemnify and hold the Issuer harmless against, any liability resulting from or related to the issuance or sale of the Bonds; including, without limiting the generality of the foregoing, all causes of action and attorneys' fees and any other expenses incurred in defending any suits or actions which may arise as a result of any of the foregoing.

     SECTION 5.3. VALIDITY AND TAX EXEMPT STATUS OF THE BONDS. The Company and the Issuer covenant and agree that they, and each of them, will not take or fail to take or authorize or permit any action to be taken or not taken and have not taken or authorized or permitted any action to be taken or not to be taken which results in interest paid on the Bonds being included in the gross income of any owner thereof for purposes of federal income taxation (other than an owner who is a "substantial user" of the Project or a "related person" within the meaning of Section 147 of the Code and the applicable regulations thereunder) or adversely affects the validity of the Bonds.

     SECTION 5.4. INSURANCE. The Company agrees to maintain, or cause to be maintained, all necessary insurance with respect to the Project in accordance with its customary insurance practices, which may include self-insurance. All costs of maintaining insurance with respect to the Project shall be paid by the Company and the Issuer shall have no obligation or liability in this regard.

     SECTION 5.5. MAINTENANCE AND REPAIR. The Company agrees that it will (i) maintain, or cause to be maintained, the Project in as reasonably safe condition as its operations shall permit and (ii) maintain, or cause to be maintained, the Project in good repair and in good operating condition, ordinary wear and tear excepted, making from time to time all necessary repairs thereto and renewals and replacements thereof. All costs of operating and maintaining the Project shall be paid by the Company and the Issuer shall have no obligation or liability in this regard.

     SECTION 5.6. OPERATION OF PROJECT. Although the Company intends to operate, or cause to be operated, the Project for its designed purposes until the date on which no Bonds are outstanding, the Company is not required by this Agreement to operate, or cause to be operated, any portion of the Project after the Company shall deem in its sole discretion that such continued operation is not advisable, and in such event it is not prohibited by this Agreement from selling, leasing or retiring all or any such portion of the Project. The Issuer will execute and deliver at the Company's expense such releases or other instruments as the Company may request in order to permit the Company to exercise any of its rights pursuant to this Section 5.6. The net proceeds from such sale, lease or other disposition, if any, shall belong to, and may be used for any lawful purpose by the Company, subject to the provisions of Section 5.3 hereof. No such sale, lease or other disposition of all or any portion of the Project shall reduce or otherwise affect the Company's obligation to pay amounts under Article IV hereof.

     SECTION 5.7. INSURANCE AND CONDEMNATION AWARDS. The net proceeds of any insurance or condemnation award as a result of the destruction or condemnation of the Project or any portion thereof shall belong to, and may be used for any lawful purpose by the Company, subject to the provisions of Section 5.3 hereof. The Issuer will execute and deliver at the Company's expense any releases or other instruments which the Company may request in order to permit the entitlement of the Company to any such proceeds.

     SECTION 5.8. QUALIFICATION IN STATE. The Company agrees that throughout the term of this Agreement the Company will be qualified to do business in the State.

     SECTION 5.9. TAXATION RELATING TO PROJECT. During the term of this Agreement, the Company will promptly remit when due any taxes, assessments or other charges levied or imposed in respect of the Project or the installments payable hereunder to the appropriate taxing body. The Company may, at its own expense and in its own name, in good faith contest any such taxes, assessments and other charges and, in the event of such contest, may permit the taxes, assessments or other charges contested to remain unpaid during the period of such contest and any appeal therefrom if permitted by applicable law. All taxes, assessments and other charges levied or imposed with respect to the Project shall be the obligation of the Company and the Issuer shall have no obligation or liability in this regard.

     SECTION 5.10. RECORDATION AND OTHER INSTRUMENTS. In order to perfect the security interest of the Trustee in the Trust Estate, the Company will cause such security agreements or financing statements, naming the Trustee as assignee and pledgee of the Trust Estate assigned and pledged under the Indenture, for the payment of the principal of, premium, if any, and interest on the Bonds, to be duly filed and recorded in the appropriate state and county offices as required by the provisions of the Uniform Commercial Code or other similar law as adopted in the State, as from time to time amended. To continue the perfection of the security interest evidenced by such security agreements or financing statements, the Company shall file and record such necessary continuation statements or supplements thereto and other instruments from time to time as may be required pursuant to the provisions of said Uniform Commercial Code or other similar law to fully preserve and protect the security interest of the Trustee in the Trust Estate. The Issuer, at the expense of the Company, shall execute and cause to be executed any and all further instruments as shall be required for such protection and perfection of the interests of the Trustee and the Bondholders, and the Company shall file and refile such instruments which shall be necessary to preserve and perfect the lien of the Indenture upon the Trust Estate until the principal of, premium, if any, and interest on the Bonds issued thereunder shall have been paid or provision for their payment shall be made as therein provided.

     SECTION 5.11. COMPLIANCE WITH ORDERS, ORDINANCES, ETC. The Company agrees that it will use its best efforts promptly to comply with all statutes, codes, laws, acts, ordinances, orders, judgments, decrees, injunctions, rules, regulations, permits, licenses, authorizations, directions and requirements of all federal, state, county, municipal and other governmental authorities, foreseen or unforeseen, ordinary or extraordinary, which now or at any time hereafter may be applicable to the Project or any part thereof, or to any use, manner of use or condition of the Project or any part thereof; provided, however, that the Company may, at its own expense, contest or seek releases or other relief from such requirements.

     SECTION 5.12. COMPANY OPTION TO ELECT FIXED RATE. The Company shall have, and is hereby granted, the option to elect to adjust the interest rate borne by the Bonds to the Fixed Rate pursuant to the provisions of Section 2.2 of the Indenture, subject to the terms and conditions set forth therein; provided, however, that the Company covenants that it shall not adjust the interest rate on the Bonds to the Fixed Rate unless the Bonds shall be subject to optional redemption by the Company pursuant to Section 3.1(a) of the Indenture at the time of the expiration of the lease with respect to the Project site between the Company and Abitibi Consolidated Sales Corp.

     SECTION 5.13. CREDIT FACILITY, (a) On or prior to the issuance, sale and delivery of the Bonds to the Underwriter pursuant to Section 2.6 of the Indenture, the Company hereby covenants and agrees to obtain and deliver to the Trustee the Initial Credit Facility in the form of (i) an irrevocable, transferable, direct pay letter of credit to be issued by the Fronting Credit Facility Provider in favor of the Trustee for the benefit of the owners from time to time of the Bonds in substantially the form of Exhibit B-6 to the Fronting Credit Facility Agreement and (ii) an irrevocable confirmation of the Fronting Credit Facility issued by the Confirming Credit Facility Provider in substantially the form of Exhibit A to the Confirming Credit Facility Agreement. The Initial Credit Facility shall be dated September 7, 2006; shall expire on September 7, 2008, unless otherwise terminated or extended in accordance with the terms and provisions thereof; shall be in the amount of (i) the aggregate principal amount of the Bonds (A) to enable the Trustee to pay the principal of the Bonds at maturity, upon call for redemption prior to maturity or acceleration, and (B) to enable the Trustee to pay the portion of the purchase price of Bonds tendered or deemed to be tendered to the Trustee or the Remarketing Agent for purchase, equal to the aggregate principal amount of such Bonds plus (ii) an amount equal to the interest to accrue on the Bonds for one hundred six (106) days at the Cap Rate, calculated on the basis of a year of 365 days (A) to enable the Trustee to pay interest accrued on the Bonds on the dates and in the manner set forth in the Indenture, and (B) to enable the Trustee to pay the portion of the purchase price of Bonds tendered or deemed to be tendered to the Trustee or the Remarketing Agent for purchase, equal to the accrued interest on such Bonds.

     (b) The Company may at any time prior to the Fixed Rate Adjustment Date cause an Alternate Credit Facility with respect to the Bonds to be delivered to the Trustee. Each Alternate Credit Facility shall be substantially the same as to form and substance (except for the term) as the Initial Credit Facility. The Alternate Credit Facility shall have a term ending on or subsequent to the Stated Expiration Date of the Credit Facility to be replaced, if a Credit Facility is then in effect; provided, however, in no event shall the term of the Alternate Credit Facility be less than one (1) year. Concurrently with the delivery of the Alternate Credit Facility, the Company shall deliver to the Trustee (i) an opinion of Bond Counsel that such Alternate Credit Facility is authorized under this Agreement and complies with the terms hereof and that the provision thereof will not have an adverse effect on the exclusion of the interest on the Bonds from the gross income of the owners thereof for federal income tax purposes, (ii) an opinion of Counsel to the Credit Facility Provider issuing the Alternate Credit Facility stating that such Alternate Credit Facility is a legal, valid, binding and enforceable obligation of such Credit Facility Provider (subject to certain customary exceptions with respect to creditors' rights and equitable considerations), (iii) an opinion of counsel to the Credit Facility Provider issuing the Alternate Credit Facility stating that such Alternate Credit Facility is not required to be registered under the Securities Act of 1933, as amended (which opinion, in the case of an Alternate Credit Facility issued by a domestic branch or agency of a foreign bank, may be a reasoned opinion taking into account, among other things, positions and pronouncements of the Securities and Exchange Commission) and (iv) an opinion of Counsel (which may assume that no owner is an Insider) addressed to Moody's, if the Bonds are then rated by Moody's, and S&P, if the Bonds are then rated by S&P, and to any other Rating Agency then rating the Bonds, to the effect that during the term of any such Alternate Credit Facility payments of principal of, premium, if any, and interest on the Bonds, and the purchase price of Bonds tendered for purchase or deemed tendered for purchase under Sections 4.1 and 4.2 of the Indenture, from moneys received under such Alternate Credit Facility will not constitute preferential payments under Section 547 of the Bankruptcy Code recoverable under Section 550 of the Bankruptcy Code should the Issuer or the Company become a debtor in proceedings commenced thereunder. The Trustee shall then accept such Alternate Credit Facility and surrender any previously held Credit Facility to the Credit Facility Provider thereof for cancellation promptly upon such Alternate Credit Facility becoming effective; provided that the previous Credit Facility Provider has honored all demands for payment on any Credit Facility being replaced.

     (c) The Trustee shall not sell, assign or otherwise transfer the Credit Facility, except to a successor Trustee under the Indenture and in accordance with the terms of the Credit Facility and the Indenture.

     (d) So long as a Credit Facility is in effect, the Company agrees not to purchase, and not to permit any Insider or Affiliate of the Company to purchase, Bonds with any moneys that are not Available Moneys.

     (e) The provisions of this Section 5.13 relating to the provision from time to time of a Credit Facility are intended to apply only during the Weekly Rate Period (permitting or requiring, however, as the case may be, draws on the Fixed Rate Adjustment Date); provided, however, that nothing herein shall be construed to prohibit the Company from providing at the Company's option credit enhancement during the Fixed Rate Period.

     SECTION 5.14. LIMITATIONS ON ACTIONS AND RESPONSIBILITIES. The Issuer shall not be required to monitor the financial condition of the Company, the investment or expenditure of Bond proceeds, or the physical condition or use of the Project and, unless otherwise expressly provided, shall not have any responsibility with respect to notices, certificates or other documents filed with it. The Issuer shall not be required to take notice of any breach or default except when given notice thereof by the Trustee or the Bondowners, as the case may be. The Issuer shall not be responsible for the payment of any rebate to the United States under Section 148(f) of the Code. The Issuer shall not be required to take any action unless indemnity reasonably satisfactory to it is furnished for expenses or liability to be incurred therein (other than the giving of notice). The Issuer, upon written request of the Bondowners or the Trustee, and upon receipt of reasonable indemnity for expenses or liability, shall cooperate to the extent reasonably necessary to enable the Trustee to exercise any power granted to the Trustee by this Agreement or the Indenture. The Issuer shall be entitled to reimbursement pursuant to Section 4.2(c) hereof to the extent that it acts without previously obtaining full indemnity.

     The Issuer shall be entitled to the advice of counsel (who may be counsel for any party or for any Bondowner) and shall be wholly protected as to any action taken or omitted to be taken in good faith in reliance on such advice. The Issuer may rely conclusively on any notice, certificate or other document furnished to it under this Agreement or the Indenture and reasonably believed by it to be genuine. The Issuer shall not be liable for any action taken by it in good faith and reasonably believed by it to be within the discretion or power conferred upon it, or in good faith omitted to be taken by it and reasonably believed to be beyond such discretion or power, or taken by it pursuant to any direction or instruction by which it is governed under this Agreement and the Indenture or omitted to be taken by it by reason of the lack of direction or instruction required for such action under this Agreement and the Indenture, or be responsible for the consequences of any error of judgment reasonably made by it. When any payment, consent or other action by the Issuer is called for by this Agreement and the Indenture, the Issuer may defer such action pending such investigation or inquiry or receipt of such evidence, if any, as it may require in support thereof. A permissive right or power to act shall not be construed as a requirement to act, and no delay in the exercise of a right or power shall affect the subsequent exercise thereof. The Issuer shall in no event be liable for the application or misapplication of funds, or for any other acts or defaults by any person or entity except by its own directors, officers and employees. No recourse shall be had by the Company, the Trustee or any Bondowner for any claim based on this Agreement, the Indenture or the Bonds against any director, officer, employee or agent of the Issuer unless such claim is based upon the bad faith, fraud or deceit of such person. No covenant, obligation or agreement of the Issuer contained in this Agreement or the Indenture shall be deemed to be a covenant, obligation or agreement of any present or future director, officer, employee or agent of the Issuer in his individual capacity, and no person executing a Bond shall be liable personally thereon or be subject to any personal liability or accountability by reason of the issuance thereof.

                                   ARTICLE VI

                         EVENTS OF DEFAULT AND REMEDIES

     SECTION 6.1. EVENTS OF DEFAULT. The occurrence and continuation of any one of the following shall constitute an Event of Default:

          (a) failure by the Company to pay any amount required to be paid under
     Section 4.2(a) hereof with respect to principal of or premium on any Bond on the dates and at the time specified therein; or

          (b) failure by the Company to pay any amount required to be paid under
     Section 4.2(a) hereof with respect to interest on any Bond on the dates and at the time specified therein; or

          (c) failure by the Company to pay any amount required to be paid under
     Section 4.2(d) hereof with respect to the purchase price of any Bond on the dates and at the times specified therein; or

          (d) failure by the Company to observe and perform any covenant, condition or agreement on its part to be observed or performed in this Agreement, other than as referred to in (a), (b) or (c) above, for a period of 30 days after receipt by the Company of written notice, specifying such failure and requesting that it be remedied, given to the Company by the Issuer (with a copy to the Trustee) or the Trustee, unless the Issuer and the Trustee shall agree in writing to an extension of such time prior to its expiration; provided, however, if the failure stated in the notice can be corrected but not within such 30-day period, no Event of Default shall have occurred if corrective action is instituted by the Company within such period and diligently pursued until the default is corrected; provided further, if any such failure obligates the Company to prepay installments pursuant to Section 7.1(b) hereof, and such prepayment is in fact made by the Company and Bonds are redeemed with such prepayment moneys as provided in the Indenture, then such failure by the Company shall not constitute an Event of Default under this Agreement; or

          (e) the dissolution or liquidation of the Company or the filing by the Company of a voluntary petition in bankruptcy, or failure by the Company promptly to cause to be lifted any execution, garnishment or attachment of such consequence as will impair the Company's ability to carry on its obligations hereunder, or the commission by the Company of any act of bankruptcy, or adjudication of the Company as a bankrupt, or if a petition or answer proposing the adjudication of the Company as a bankrupt or its reorganization, arrangement or debt readjustment under any present or future federal bankruptcy act or any similar federal or state law shall be filed in any court and such petition or answer shall not be discharged or denied within ninety days after the filing thereof, or if the Company shall admit in writing its inability to pay its debts generally as they become due, or a receiver, trustee or liquidator of the Company shall be appointed in any proceeding brought against the Company and shall not be discharged within ninety days after such appointment or if the Company shall consent to or acquiesce in such appointment, or assignment by the Company for the benefit of its creditors, or the entry by the Company into an agreement of composition with its creditors, or a bankruptcy, insolvency or similar proceeding shall be otherwise initiated by or against the Company under any applicable bankruptcy, reorganization or analogous law as now or hereafter in effect and if initiated against the Company shall remain undismissed (subject to no further appeal) for a period of ninety days; provided, the term "dissolution or liquidation of the Company," as used in this subsection, shall not be construed to include the cessation of the existence of the Company resulting either from a merger or consolidation of the Company into or with another entity or a dissolution or liquidation of the Company following a transfer of all or substantially all of its assets as an entirety or under the conditions permitting such actions contained in
     Section 5.1 hereof; or

          (f) the occurrence of an "event of default" under the Indenture.

     SECTION 6.2. REMEDIES OF DEFAULT. Whenever any Event of Default shall have happened and is subsisting, the Company shall notify the Trustee in writing as soon as possible of such Event of Default upon the Company's becoming aware thereof and the Trustee may take any one or more of the following remedial steps, subject to Article IX of the Indenture:

          (a) By notice in writing to the Company, declare the unpaid loan repayment installments payable under Section 4.2(a) of this Agreement to be due and payable immediately, if concurrently with or prior to such notice the unpaid principal amount of the Bonds has become or has been declared to be due and payable under Section 9.2(a) of the Indenture, and upon any such declaration under this Section 6.2(a) the amounts payable under Section 4.2(a) hereof shall become and shall be immediately due and payable in the amount set forth in Section 9.2(a) of the Indenture; provided, however, that an Event of Default shall be deemed waived and a declaration accelerating payment of unpaid loan repayment installments payable under
     Section 4.2(a) of this Agreement shall be deemed rescinded without further action on the part of the Trustee or the Issuer upon any rescission by the Trustee of the corresponding declaration of acceleration of the Bonds under
     Section 9.11 of the Indenture. The Trustee shall as soon as possible after any such declaration provide the Company with written notice thereof.

          (b) Whatever action at law or in equity may appear necessary or desirable to collect the payments and other amounts then due or to enforce performance and observance of any obligation, agreement or covenant of the Company under this Agreement.

The Trustee may not exercise any remedy described in (a) or (b) above without the Credit Facility Provider's prior written consent.

     In case the Trustee shall have proceeded to enforce its rights under this Agreement and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Trustee, then and in every such case the Issuer, the Company and the Trustee shall be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the Issuer, the Company and the Trustee shall continue as though no such proceeding had been taken.

     SECTION 6.3. AGREEMENT TO PAY ATTORNEYS' FEES AND EXPENSES. In the event the Company should default under any of the provisions of this Agreement and the Issuer or the Trustee should employ attorneys or incur other expenses for the collection of the payments due under this Agreement or the enforcement of performance or observance of any obligation or agreement on the part of the Company herein contained, the Company agrees that it will on demand therefor pay to the Issuer or the Trustee the reasonable fees and expenses of such attorneys and such other reasonable expenses so incurred by the Issuer or the Trustee.

     SECTION 6.4. NO REMEDY EXCLUSIVE. No remedy herein conferred upon or reserved to the Trustee is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Agreement or now or hereafter existing at law or in equity or by statute, except that the remedy of acceleration shall be exercised only in the manner set forth in Section 6.2(a) hereof. No delay or omission to exercise any right or power accruing upon any default shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. Such rights and remedies as are given the Trustee hereunder are also for the benefit of the Issuer and the owners of the Bonds, and the Issuer and the owners of the Bonds shall be deemed third party beneficiaries of all covenants and agreements herein contained. In order to entitle the Trustee to exercise any remedy reserved to it in this Article, it shall not be necessary to give any notice, other than such notice as may be herein expressly required.

     SECTION 6.5. NO ADDITIONAL WAIVER IMPLIED BY ONE WAIVER. In the event any agreement contained in this Agreement should be breached by the Company and thereafter waived by the Trustee, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder.

     SECTION 6.6. REMEDIES OF THE ISSUER. Notwithstanding any contrary provision in this Agreement or the Indenture, the Issuer shall have the right to take any action or make any decision with respect to proceedings for indemnity against the liability of the Issuer and for collection or reimbursement from sources other than moneys or property held under this Agreement and the Indenture. The Issuer may enforce its rights under this Agreement and the Indenture which have not been assigned to the Trustee by legal proceedings for the specific performance of any obligation contained herein or therein or for the enforcement of any other appropriate legal or equitable remedy, and may recover damages caused by any breach by the Company of its obligations to the Issuer under this Agreement, including court costs, reasonable attorney's fees and other costs and expenses incurred in enforcing such obligations.

                                   ARTICLE VII

                        OPTIONAL AND MANDATORY PREPAYMENT

     SECTION 7.1. OBLIGATION TO PREPAY INSTALLMENTS. The Company shall have the obligation to prepay installments payable hereunder in whole (or in the case of the events stated in (b) or (c) of this Section 7.1 in whole or in part), if any of the following shall have occurred:

          (a) As a result of any changes in the Constitution of the State or the Constitution of the United States of America or by legislative or administrative action (whether state or federal) or by final decree, judgment or order of any court or administrative body (whether state or federal) this Agreement shall have become void or unenforceable or impossible of performance in accordance with the intent and purposes of the parties as expressed in this Agreement; or

          (b) A final determination by the Internal Revenue Service or a court of competent jurisdiction as a result of a proceeding in which the Company participates to the degree it deems sufficient, which determination the Company, in its discretion, does not contest by an appropriate proceeding, that, as a result of failure by the Company to observe any covenant, agreement or representation by the Company in this Agreement, the interest payable on the Bonds or any of them is includable for federal income tax purposes in the gross income of any owner of a Bond (other than an owner who is a "substantial user" of the Project or a "related person" within the meaning of Section 147 of the Code and the applicable regulations thereunder); or

          (c) Proceeds of the Bonds, including income from the investment thereof, shall remain after completion of the Project and the payment of the Cost of the Project.

     In case of any of the events stated in this Section 7.1, the Company agrees it will fulfill its obligation and prepay within 180 days (or 90 days in the case of (c) of this Section) after the Company has notice or actual knowledge of such event (which in the case of (c) of this Section shall be deemed to occur on the date of the filing of the completion certificate in accordance with Section
3.4 hereof).

     SECTION 7.2. OPTION TO PREPAY INSTALLMENTS. The Company shall have the option to prepay the installments payable hereunder in whole, but not in part, if any of the following shall have occurred:

          (a) The Project or the Plant shall have been damaged or destroyed (in whole or in part) by fire or other casualty to such extent that in the opinion of the Company, in its sole discretion, it is not practicable or desirable to rebuild, repair or restore the Project or the Plant; or

          (b) Title to, or the temporary use of, all or substantially all the Project or the Plant shall have been taken under the exercise of the power of eminent domain by any governmental authority, or person, firm or corporation acting under governmental authority; or

          (c) Changes in the economic availability of raw materials, operating supplies or facilities necessary for the operation of the Project or the Plant shall have occurred or such technological or environmental or other changes shall have occurred which in the Company's judgment render the continued operation of the Project or the Plant uneconomic.

     If the Company elects to exercise an option granted in this Section 7.2, it must exercise such option and prepay within 180 days after it has notice or actual knowledge of the event permitting the exercise of such option.

     SECTION 7.3. AMOUNT OF PREPAYMENT IN CERTAIN EVENTS. To fulfill the obligation set forth in Section 7.1 hereof or to exercise the option granted in
Section 7.2 hereof the Company shall, within 90 days (or within 45 days in the case of Section 7.1(c) hereof) after it receives notice or has actual knowledge of the event authorizing or requiring the exercise of such option or obligation, give written notice to the Issuer and to the Trustee as provided in Section 7.5 hereof. Such notice shall specify the date for the prepayment of the installments which shall be on or before the redemption date for the Bonds (the date for redemption of the Bonds being hereinafter called the "Redemption Date").

     The amount payable by the Company upon the occurrence of an event set forth in Section 7.1(a) hereof or in the event of the Company's exercise of the option granted in Section 7.2 hereof to prepay installments in whole shall be the sum of the following:

          (1) an amount of money which, when added to the amount then on deposit in the Bond Fund, will be sufficient to redeem (or when invested in Governmental Obligations in which such money is required to be invested will without reinvestment mature as to principal and interest, if any, at times and in amounts sufficient to redeem) the outstanding Bonds on the Redemption Date, which amount shall consist of the principal amount thereof, all interest accrued and to accrue to the Redemption Date and expenses incurred or to be incurred in connection with the prepayment of installments and the redemption of the Bonds,

          (2) an amount of money equal to the Trustee's fees and expenses under the Indenture accrued and to accrue until the Redemption Date, and

          (3) an amount of money sufficient to discharge all other liabilities of the Company accrued under this Agreement.

     Upon the occurrence of the event stated in Section 7.1(b) hereof: (a) if all of the Bonds then outstanding are to be redeemed, as provided in Section 3.1(c) of the Indenture, the amount payable by the Company hereunder will be the sum of the amounts specified in the next preceding paragraph; and (b) if less than all of the Bonds then outstanding are to be redeemed, as provided in
Section 3.1(c) of the Indenture, the amount payable by the Company hereunder will be an amount which will be sufficient to redeem (or when invested in Governmental Obligations in which such money is required to be invested will without reinvestment mature as to principal and interest, if any, at times and in amounts sufficient to redeem) the Bonds or portions thereof (in Authorized Denominations) to be redeemed on the Redemption Date, which amount shall consist of the principal amount thereof, all interest accrued and to accrue thereon to said Redemption Date, and expenses incurred or to be incurred in connection with such prepayment of installments and such redemption of Bonds.

     Upon the occurrence of the event stated in Section 7.1(c) hereof, the amount payable by the Company hereunder will be an amount which, together with the amount then remaining on deposit in the Construction Fund and available for such purpose, will be sufficient to redeem (or when invested in Governmental Obligations in which such money is required to be invested will without reinvestment mature as to principal and interest, if any, at times and in amounts sufficient to redeem) the Bonds or portions thereof (in Authorized Denominations) to be redeemed on the Redemption Date, which amount shall consist of the principal amount thereof, all interest accrued and to accrue thereon to said Redemption Date, and expenses incurred or to be incurred in connection with such prepayment of installments and such redemption of Bonds.

     SECTION 7.4. OPTION TO PREPAY INSTALLMENTS FOR OPTIONAL REDEMPTION OF BONDS. The Company shall have, and is hereby granted, the option to prepay from time to time installments under this Agreement in the manner, from the sources and on the dates specified in Section 3.1(a) of the Indenture and at prices sufficient to redeem (or when invested in Governmental Obligations in which such money is required to be invested will without reinvestment mature as to principal and interest, if any, at times and in amounts sufficient to redeem) all or part of the Bonds in Authorized Denominations in accordance with the provisions of the Indenture.

     SECTION 7.5. NOTICE OF PREPAYMENT. To exercise an option granted in or an obligation required by this Article VII, the Company shall give written notice to the Issuer and the Trustee not less than 45 days prior to the Redemption Date (or such later date as is acceptable to the Issuer and the Trustee) which shall specify therein the amount of such prepayment, the provisions of this Agreement permitting or requiring such prepayment and the date upon which such prepayment will be made, which date shall be not later than the Redemption Date, together with such other information, if any, as shall be reasonably necessary in order to enable the Trustee to call Bonds for redemption under the applicable provisions of the Indenture. In the Indenture the Issuer will authorize the Trustee forthwith to take all steps necessary under the applicable provisions of the Indenture to effect redemption of all or part of the then outstanding Bonds, as may be the case, under applicable provisions of the Indenture.

     SECTION 7.6. REDEMPTION OF BONDS WITH PREPAYMENT MONEYS. By virtue of the assignment of the rights of the Issuer under this Agreement to the Trustee as provided in Section 4.4 hereof, the Company agrees to and shall pay any amount required or permitted to be paid by it under this Article VII directly to the Trustee. The Trustee shall use the moneys so paid to it by the Company to redeem (directly or through the application of maturing principal and interest, if any, of Governmental Obligations in which such moneys are required to be invested) the Bonds on the date set for such redemption pursuant to Sections 7.3 and 7.5 hereof.

     SECTION 7.7. COMPANY OPTION TO PURCHASE IN LIEU OF OPTIONAL REDEMPTION. The Company shall have, and is hereby granted, the option to elect to purchase Bonds in lieu of optional redemption pursuant to the provisions of Section 3.1(f) of the Indenture, subject to the terms and conditions set forth therein.

                                  ARTICLE VIII

                                  MISCELLANEOUS

     SECTION 8.1. NOTICES. Unless otherwise specifically provided, all notices, certificates or other communications shall be sufficiently given if in writing and shall be deemed given: (i) three days after the same are deposited in the United States mail and sent by registered or certified mail, return receipt requested, or (ii) when the same are delivered by hand, or (iii) when the same are sent by confirmed facsimile transmission, or (iv) on the next Business Day when the same are sent by overnight delivery service (with the signature of the receiving party required), in each case to the parties at the addresses set forth below: if to the Issuer, at 550 N. Ninth Place, Show Low, Arizona 85901, or Telecopy No. (928) 532-4009, Attention: President; if to the Trustee, at 660
S. Mill Avenue, 4th Floor, Mail Code AZ1-5105, Tempe, Arizona 85281, or Telecopy No. (480) 902-6879, Attention: Corporate Trust Department; if to the Remarketing Agent, at 3500 Eastern Boulevard, Suite 210, Montgomery, Alabama 36116, or Telecopy No. (334) 272-0897, Attention: Public Finance Department; if to the Company, at 3418 N. Val Vista Drive, Mesa, Arizona 85213, or Telecopy No. (480) 718-7977, Attention: Robert M. Worsley; if to the Fronting Credit Facility Provider, at 5500 South Quebec Street, Greenwood Village, Colorado 80111, or Telecopy No. (303) 796-1437, Attention: David B. Willis; and if to the Confirming Credit Facility Provider, at 300 South Riverside Plaza, Mail Code IL1-0236, Chicago, Illinois 60606-0236, or Telecopy No. (312) 954-6163,
Attention: Standby Letter of Credit Unit. A duplicate copy of each notice, certificate or other communication given hereunder by either the Issuer or the Company shall also be given to the Trustee, the Remarketing Agent and the Credit Facility Provider. The Issuer, the Company, the Remarketing Agent, the Trustee and the Credit Facility Provider may, by written notice given hereunder, designate any further or different addresses to which subsequent notices, certificates or other communications shall be sent.

     SECTION 8.2. ASSIGNMENTS. This Agreement may not be assigned by either party without consent of the other and the Trustee, except that the Issuer shall assign to the Trustee certain of its rights under this Agreement as provided by
Section 4.4 hereof and the Company may assign to any transferee or any surviving or resulting entity its rights under this Agreement as provided by Section 5.1 hereof.

     SECTION 8.3. SEVERABILITY. If any provision of this Agreement shall be held or deemed to be or shall, in fact, be illegal, inoperative or unenforceable, the same shall not affect any other provision or provisions herein contained or render the same invalid, inoperative or unenforceable to any extent whatever.

     SECTION 8.4. EXECUTION OF COUNTERPARTS. This Agreement may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

     SECTION 8.5. AMOUNTS REMAINING IN ANY FUND WITH THE TRUSTEE. It is agreed by the parties hereto that after payment in full of (i) the principal of, premium, if any, and interest on the Bonds (or provision for the payment thereof having been made in accordance with the provisions of the Indenture), (ii) the purchase price of all Bonds (other than Pledged Bonds or Company Bonds) tendered or deemed to be tendered to the Trustee pursuant to Sections 4.1 and 4.2 of the Indenture (or the cancellation of all Bonds pursuant to Section 6.11 of the Indenture), (iii) the fees, charges and expenses of the Issuer, the Trustee and the Remarketing Agent in accordance with this Agreement and the Indenture and
(iv) all other amounts required to be paid under this Agreement, the Tax Agreement and the Indenture, any amounts remaining in any fund or accounts maintained under this Agreement or the Indenture and not applied to the payments of the above in accordance with the provisions of this Agreement and the Indenture shall belong to and be paid by the Trustee to the Credit Facility Provider so long as a Credit Facility is then in effect, but only to the extent of any obligations owed by the Company to the Credit Facility Provider thereunder, and otherwise to the Company as an overpayment of loan repayment installments.

     SECTION 8.6. AMENDMENTS, CHANGES AND MODIFICATIONS. Except as otherwise provided in this Agreement or the Indenture, subsequent to the issuance of Bonds and prior to their payment in full (or provision for payment thereof having been made in accordance with the provisions of the Indenture), this Agreement may not be effectively amended, changed, modified, altered or terminated without the written consent of the Trustee and the Credit Facility Provider, and only in accordance with the provisions of Article XII of the Indenture.

     SECTION 8.7. GOVERNING LAW. This Agreement shall be governed exclusively by and construed in accordance with the applicable laws of the State.

     SECTION 8.8. AUTHORIZED REPRESENTATIVES. Whenever under the provisions of this Agreement the approval of the Company is required or the Issuer, the Remarketing Agent or the Trustee is required to take some action at the request of the Company, such approval or such request shall be given for the Company by an Authorized Company Representative, and the Issuer, the Remarketing Agent and the Trustee shall be authorized to act on any such approval or request and neither party hereto shall have any complaint against the other or against the Remarketing Agent or the Trustee as a result of any such action taken. Whenever under the provisions of this Agreement the approval of the Issuer is required or the Company, the Remarketing Agent or the Trustee is required to take some action at the request of the Issuer, such approval or such request shall be given for the Issuer by an Authorized Issuer Representative, and the Company, the Remarketing Agent and the Trustee shall be authorized to act on any such approval or request and neither party hereto shall have any complaint against the other or against the Remarketing Agent or the Trustee as a result of any such action taken.

     SECTION 8.9. TERM OF THE AGREEMENT. The term of this Agreement shall commence as of the date hereof and, unless sooner terminated as provided in this Agreement, shall expire on the date that all of the Bonds and all fees, indemnities, expenses and charges of the Issuer and the Trustee have been fully paid or provision made for such payment.

     SECTION 8.10. BINDING EFFECT. This Agreement shall inure to the benefit of and shall be binding upon the Issuer, the Company and their respective successors and assigns; subject, however, to the limitations contained in Sections 4.4,5.1 and 8.2 hereof.

     SECTION 8.11. REFERENCES TO CREDIT FACILITY PROVIDER. If the Credit Facility is not in effect at any time, all references to the Credit Facility Provider herein shall be deemed ineffective. The provisions of this Agreement requiring the consent of the Credit Facility Provider or requiring action to be taken at the direction of the Credit Facility Provider shall be deemed ineffective if the Credit Facility Provider is at any such time in default in its obligations under the Credit Facility. So long as the Initial Credit Facility Provider has been fully reimbursed, any actions required or permitted to be taken by the Initial Credit Facility Provider may be taken by CoBank, ACB, as Collateral Agent or as Administrative Agent under the Fronting Credit Facility Agreement. If a Credit Facility consists of a Fronting Credit Facility and a Confirming Credit Facility, any actions required or permitted to be taken by the Credit Facility Provider shall be taken by the Fronting Credit Facility Provider unless moneys have been realized under the Confirming Credit Facility Provider for which the Confirming Credit Facility Provider has not been reimbursed, in which event such actions shall be taken by the Confirming Credit Facility. If a Credit Facility consists of a Fronting Credit Facility and a Confirming Credit Facility, provisions herein (i) which provide for or require the reinstatement of the Credit Facility mean that both the Fronting Credit Facility and the Confirming Credit Facility are available to be drawn upon for the full amount thereof, and (ii) which provide for the payment of moneys to the Credit Facility Provider (including under the Credit Agreement) mean payment to the Fronting Credit Facility Provider to the extent that moneys are due to the Fronting Credit Facility Provider under the Fronting Credit Facility Agreement and to the Confirming Credit Facility Provider to the extent that moneys are due to the Confirming Credit Facility Provider under the Confirming Credit Facility Agreement.

     SECTION 8.12. REFERENCES TO REMARKETING AGENT. All references to the Remarketing Agent herein shall be deemed ineffective after the Fixed Rate Adjustment Date.

     SECTION 8.13. MATTERS TO BE CONSIDERED BY THE ISSUER. In approving, concurring in or consenting to action or in exercising any discretion or in making any determination under this Agreement and the Indenture, the Issuer may consider the interests of the public, as well as the interests of the other parties and the Bondowners; provided, however, nothing shall be construed as conferring on any person other than the other parties and the Bondowners any right to notice, hearing or participation in the Issuer's consideration, and nothing in this section shall be construed as conferring on any of them any right additional to those conferred elsewhere. Subject to the foregoing, the Issuer will not unreasonably withhold any approval or consent to be given by it hereunder.

     SECTION 8.14. LIMITED OBLIGATION. Under no circumstances shall the Issuer be obligated directly or indirectly to pay any Cost of the Project, principal of or premium, if any, or interest on the Bonds, or expenses of operation, maintenance and upkeep of the Project, except from

Bond proceeds or from funds received under this Agreement and the Indenture, exclusive of funds received by the Issuer for its own use. This Agreement and the Indenture and the Bonds shall not create any debt of the State or any political subdivision thereof with respect to the Project, other than a special obligation of the Issuer pursuant to the Act. Nothing contained therein shall in any way obligate the State or any political subdivision thereof to raise any money by taxation or use other public funds for any purpose in relation to the Project. Neither the State or any political subdivision thereof nor the Issuer shall pay or promise to pay any debt or meet any financial obligation to any person at any time in relation to the Project except from moneys received or to be received under the provisions of this Agreement and the Indenture or derived from the exercise of the Issuer's rights thereunder, excluding moneys receive for its own purposes.

     SECTION 8.15. ISSUER NOT TO OPERATE PROJECT. Nothing contained in this Agreement or the Indenture shall be construed to require or authorize the Issuer to operate the Project itself or to conduct any business enterprise in connection therewith.

     SECTION 8.16. NOTICE REGARDING CANCELLATION OF CONTRACTS. As required by the provisions of Section 38-511, Arizona Revised Statutes, as amended, notice is hereby given that political subdivisions of the State of Arizona or any of their departments or agencies may, within three (3) years of its execution, cancel any contract, without penalty or further obligation, made by the political subdivisions or any of their departments or agencies on or after September 30, 1988, if any person significantly involved in initiating, negotiating, securing, drafting or creating the contract on behalf of the political subdivisions or any of their departments or agencies is, at any time while the contract or any extension of the contract is in effect, an employee or agent of any other party to the contract in any capacity or a consultant to any other party of the contract with respect to the subject matter of the contract. The cancellation shall be effective when written notice from the chief executive officer or governing body of the political subdivision is received by all other parties to the contract unless the notice specifies a later time.

     The Company covenants and agrees not to employ as an employee, agent or, with respect to the subject matter of this Agreement, a consultant, any person significantly involved in initiating, negotiating, securing, drafting or creating this Agreement on behalf of the Issuer within three (3) years from the execution hereof, unless a waiver is provided by the Issuer.

     IN WITNESS WHEREOF, The Industrial Development Authority of the City of Show Low, Arizona and Snowflake White Mountain Power, LLC have caused this Agreement to be executed in their respective names and attested by their duly authorized officers and have caused their corporate seals to be affixed hereto, all as of the date first above written.

                                        THE INDUSTRIAL DEVELOPMENT AUTHORITY OF
                                        THE CITY OF SHOW LOW, ARIZONA


                                        By /s/ Randy Tenney
                                           -------------------------------------
                                           President Board of Directors

ATTEST:


By /s/ Louis Rawlings
   ----------------------------------
              Secretary


                                        SNOWFLAKE WHITE MOUNTAIN POWER, LLC


                                        By
                                           -------------------------------------
                                        Its
                                            ------------------------------------

ATTEST:


By
   ----------------------------------
              Secretary

     IN WITNESS WHEREOF, The Industrial Development Authority of the City of Show Low, Arizona and Snowflake White Mountain Power, LLC have caused this Agreement to be executed in their respective names and attested by their duly authorized officer or officers and have caused their corporate seals to be affixed hereto, where applicable, all as of the date first above written.

                                        THE INDUSTRIAL DEVELOPMENT AUTHORITY OF
                                        THE CITY OF SHOW LOW, ARIZONA


                                        By
                                           -------------------------------------
                                           President, Board of Directors

(SEAL)

ATTEST:


By
   ----------------------------------
              Secretary


                                        SNOWFLAKE WHITE MOUNTAIN POWER, LLC


                                        By /s/ Robert M. Worsley
                                           -------------------------------------
                                                        Sole Manager

                                    EXHIBIT A

                             DESCRIPTION OF PROJECT

     The Project consists of solid waste disposal facilities at the Plant, all as more fully described in the Project Certificate.